Exhibit 10.4

First Amendment to Issuer Repurchase Plan

(under Rules 10b-18 and 10b5-1 of the Securities Exchange Act of 1934)

This First Amendment to Issuer Repurchase Plan dated May 6, 2022 (the “First Amendment”) amends that certain Issuer Repurchase Plan dated January 10, 2022 (the “Purchase Plan”) entered into by and between eXp World Holdings, Inc. (“Purchaser” or “Issuer”) and Stephens Inc. (“Stephens”).

Purchaser and Stephens hereby agree as follows:

1.All capitalized terms used in this First Amendment and not defined herein shall have the meanings set forth in the Purchase Plan unless the context clearly requires otherwise.

2. Section C.3.(c) of the Purchase Plan is hereby deleted in its entirety and replaced with the following:

(c)The “Daily Purchase Amount” for any Purchase Day shall be the maximum number of shares allowed under Rule 10b-18(b)(4) (using 25% of average daily trading volume reported for the Stock during the four calendar weeks preceding the week in which the purchase is to be effected); provided, however, that the total dollar amount of all aggregate purchases under this Purchase Plan during any calendar month shall not exceed $20,000,000, not including any commissions or fees.

3. Purchaser hereby represents, warrants and covenants that (i) Purchaser is not aware of any material nonpublic information concerning the Purchaser or its securities, (ii) Purchaser is entering into this First Amendment in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws, and (iii) there are no legal, contractual or regulatory restrictions applicable to Purchaser or its affiliates that would prohibit Purchaser from entering into this First Amendment or prohibit any purchase pursuant to the Purchase Plan, as amended hereby.

4. Except as expressly provided in this First Amendment, the Purchase Plan, as previously amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned have signed this Purchase Plan as of the date first written above.

EXP WORLD HOLDINGS, INC.	STEPHENS INC.

By:	By:
Printed Name:	Printed Name:
Title:	Title:

2